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                                                                   EXHIBIT 10.15


                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT is dated as of March 2, 2000, between i2v2.com Inc., a Delaware corporation (the "Company"), and eVentures Group, Inc., a Delaware corporation (the "Holder").

         Contemporaneously with the execution and delivery of this Agreement, the Holder has advanced $3.0 million to the Company pursuant to the terms and provisions of that certain Promissory Note (herein so called). As partial consideration for the advance evidenced by the Promissory Note, the Company has agreed to issue and deliver the Warrants (as defined herein) to the Holder.

         NOW, THEREFORE, in consideration of the mutual promises, representations, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Defined Terms. As used in this Agreement, the following terms shall have the meanings indicated below, unless the context clearly indicates to the contrary:

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to "control" another Person if such first Person possesses directly or indirectly the power to (i) vote 10% or more of the securities having ordinary voting power for the selection of directors of such Person, or (ii) direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Warrant Agreement, as amended, supplemented or modified from time to time.

         "Board of Directors" means the board of directors of the Company.

         "Business Day" means any day other than Saturday, Sunday or a legal holiday in the State of Texas.

         "Closing Date" means March 2, 2000, the date of the closing of the advance described in the Promissory Note.

         "Commission" means the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act and the Exchange Act.

         "Common Stock" means the common stock, par value $0.00l per share, of the Company, which has voting rights, and shall include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock and all other stock of any class or classes (however designated) of the Company the registered holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.






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         "Company" has the meaning given to such term in the first paragraph hereof.

         "Composite Transaction Tape" means a security price reporting service that includes all transactions in a security on each of the exchanges and in the over-the-counter market.

         "Conversion Right" has the meaning given such term in Section 5(b) hereof.

         "Current Market Price Per Share" means, with respect to any share of Common Stock, as of any particular date of determination:

                    (i) If the Common Stock is then reported on a Composite
               Transaction Tape, the average of the daily closing prices for the 30 consecutive trading days immediately prior to such date, as reported on the Composite Transaction Tape (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period); or

                    (ii) If the Common Stock is not then reported on a Composite
               Transaction Tape but is then listed or admitted to trading on a national securities exchange, the average of the daily last sale prices regular way of the Common Stock for the 30 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period), on the principal national securities exchange on which the Common Stock is traded or, in case no such sale takes place on any such day, the average of the closing bid and asked prices regular way, in either case on such national securities exchange; or

                    (iii) If the Common Stock is not then reported on a
               Composite Transaction Tape but is then traded in the over-the-counter market, the average of the daily closing sales prices, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market, for the 30 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period), as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated or any successor thereof, or, if not so reported the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors and agreed to by the holders of a majority of the Warrants for that purpose; or

                    (iv) If no such prices are then furnished, the higher of (x)
               the Exercise Price and (y) the fair market value of a share of the Common Stock as determined by agreement between the Holder and the Company or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by the Company (in either case, the cost of which engagement will be borne by the Company) and acceptable to a majority of the Warrant Holders.



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         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute.

         "Exempted Securities" means: (i) Warrant Shares; (ii) shares of the Company's capital stock issued as a stock dividend described in Section 11(a), and (iii) shares of the Company's capital stock issued on any conversion of the Promissory Note.

         "Exercise Price" means 110% of the Conversion Price (as defined in the Promissory Note).

         "Expiration Date" means 5:00 p.m., Dallas time on March 1, 2004.

         "Non-Public Warrant Shares" means Warrant Shares that have not been sold to the public and bear the legend set forth in Section 13(b).

         "Non-Surviving Combination" means any merger, consolidation or other business combination by the Company with one or more Persons in which the Company is not the survivor, or a sale of all or substantially all of the assets of the Company to one or more such other Persons.

         "Person" means any person, firm or entity.

         "Promissory Note" has the meaning given to such term in the second paragraph hereof.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

         "Subsidiary" means, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the occurrence of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

         "Survivor" has the meaning given such term in Section 9(d).

         "Warrant Certificate" means a certificate evidencing one or more Warrants, substantially in the form of Exhibit A attached hereto, with such changes therein as may be required to reflect any adjustments made pursuant to
Section 11.

         "Warrant Holders" means the Holder or any Affiliate thereof and such other Persons to whom the Holder or Affiliate thereof transfers Warrants in compliance with the terms of this Agreement.


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         "Warrant Office" means the office or agency of the Company at which the
Warrant Register shall be maintained and where the Warrants may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of the Company located at 200 Church Street, Suite 401, New York, New York 10013, which office or agency may be changed by the Company pursuant to notice in writing to the Persons named in the Warrant Register as the holders of the Warrants.

         "Warrant Register" means the register, substantially in the form of Exhibit B attached hereto, maintained by the Company at the Warrant Office.

         "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of the Warrants, as the number of such shares may be adjusted from time to time pursuant to Section 11 and the provisions of the Company's Certificate of Incorporation.

         "Warrants" means, collectively, the stock purchase warrants issued pursuant to this Agreement entitling the record holders thereof to purchase from the Company at the Warrant Office an aggregate of 240,000 shares of Common Stock (subject to adjustment as provided in Section 11) at the Exercise Price at any time after the Closing Date and before the Expiration Date; and, individually, a "Warrant."

         2. Issuance of Warrants. The Company hereby agrees to issue and deliver to the Holder, on the Closing Date, the Warrants and one or more Warrant Certificates evidencing the Warrants. No consideration other than the advance evidenced by the Promissory Note shall be required from the Holder in consideration of the receipt of the Warrants.

         3. Registration, Transfer and Exchange of Certificates.

         (a) The Company shall maintain, at the Warrant Office, the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date, the Company shall register the Warrants and Warrant Certificates in the Warrant Register in the name of the Holder. The Company may deem and treat the registered holders of the Warrant Certificates as the absolute owners thereof and the Warrants represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any Person) for the purpose of any exercise thereof or any distribution to the holders thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         (b) Subject to Section 13, the Company shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificates evidencing such Warrants to the Company at the Warrant Office, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificates evidencing such transferred Warrants shall be issued to the transferee, and the surrendered Warrant Certificates shall be canceled. If less than all the Warrants evidenced by Warrant Certificates surrendered for transfer are to be transferred, new Warrant Certificates shall be issued to the holder surrendering such Warrant Certificates evidencing such remaining number of Warrants.

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         (c) Warrant Certificates may be exchanged at the option of the holders thereof, when surrendered to the Company at the Warrant Office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing, in the aggregate, a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

         (d) No charge shall be made for any such transfer or exchange, except for any tax or other governmental charge imposed in connection therewith. Except as provided in Section 13(b), each Warrant Certificate issued upon transfer or exchange shall bear the legend set forth in Section 13(b) if the Warrant Certificate presented for transfer or exchange bore such legend.

      4. Mutilated or Missing Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. The Company acknowledges that a written indemnity by a Holder or, if an Affiliate of a Holder is the holder of such lost, stolen or destroyed Warrant Certificate, by such Holder or such Affiliate shall be satisfactory to the Company for such purpose. No service charge shall be made for any such substitution; however, all expenses and reasonable charges associated with procuring such indemnity and all stamp, tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate. Each Warrant Certificate issued in any such substitution shall bear the legend set forth in Section 13(b) if the Warrant Certificate for which such substitution was made bore such legend.

      5. Duration and Exercise of Warrants.

         (a) The Warrants evidenced by a Warrant Certificate shall be exercisable in whole or in part by the registered holder thereof on any Business Day after the Closing Date and on or before the Expiration Date.

         (b) Subject to the provisions of this Agreement, the Warrants evidenced by a Warrant Certificate may be exercised by the registered holder thereof by the surrender of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase on the reverse thereof or attached thereto duly completed and signed, to the Company at the Warrant Office, and upon payment of the aggregate Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America and/or by surrender to the Company of shares of Common Stock then owned by the Warrant Holder and valued for purposes hereof at their Current Market Price Per Share at the time of exercise. In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant Holder shall have the right to require the Company to convert the Warrants, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares, by surrendering to the Company the Warrant Certificate evidencing the Warrants to be converted, accompanied by the form of conversion notice on the reverse thereof or attached thereto which has been duly completed and signed. Upon exercise of the Conversion Right, the

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 Company shall deliver to the Warrant Holder (without payment by the Warrant
Holder of any Exercise Price) that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Conversion Right from the aggregate current market price (determined on the basis of the Current Market Price Per Share) of that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to Section 11, including, without limitation, any adjustments which would be made pursuant to Section 11(b)(vii) upon exercise of the Warrants being converted) by (y) the Current Market Price Per Share of one share of Common Stock immediately prior to the exercise of the Conversion Right. Any references in this Agreement to the "exercise" of any Warrants, and the use of the term "exercise" herein, shall be deemed to include, without limitation, any exercise of the Conversion Right. Any exercise of a Warrant hereunder may be made subject to the satisfaction of one or more conditions (including, without limitation, the consummation of a sale of the capital stock of the Company or a merger or other business combination involving the Company) which are set forth in a writing which is made a part of or is appended to the aforementioned form of election to purchase or conversion notice (as the case may be) by the Warrant Holder.

         (c) Upon exercise of any Warrants hereunder, the Company shall issue and cause to be delivered to or upon the written order of the registered holders of such Warrants and in such name or names as such registered holders may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any Persons so designated to be named therein shall be deemed to have become holders of record of such Warrant Shares as of the date of exercise of such Warrants.

         (d) Warrants shall be deemed to have been exercised or converted immediately prior to the close of business on the date of its surrender for exercise or conversion as provided herein, and the Person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

         (e) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. Each new Warrant Certificate so issued shall bear the legend set forth in Section 13(b) if the Warrant Certificate presented in connection with partial exercise thereof bore such legend, unless the transfer restrictions referred to in such legend are no longer applicable pursuant to Section 13(d). All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

         6. No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock upon exercise of any Warrants, but shall pay for any such fraction of a share an amount in cash equal to the then Current Market Price Per Share of one such share of Common Stock multiplied by such fraction.

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         7. Payment of Taxes. The Company shall pay all taxes (other than income taxes) attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         8. Stockholder Rights. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as imposing any obligation on the registered holders thereof to purchase any securities or as imposing any liabilities on such holders as stockholders of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         9. Reservation and Issuance of Warrant Shares; Certain Corporate
Actions.

            (a) The Company will at all times have authorized, and reserve and keep available, free from statutory preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Common Stock deliverable upon exercise of all outstanding Warrants.

            (b) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Agreement and the Company's Certificate of Incorporation, be fully paid and nonassessable and free from all liens, charges and security interests (other than any created by or on behalf of any Warrant Holder).

            (c) The Company will not, by amendment of its Certificate of Incorporation or through any merger, consolidation, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrant Certificates. Without limiting the generality of the foregoing, the Company (i) will not permit the par value or the determined or stated value of any shares of Common Stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants from time to time outstanding, including, without limitation, amending its Certificate of Incorporation to reduce or eliminate the par value of the Common Stock, (iii) will not take any action which results in an adjustment in the number of Warrant Shares obtainable upon the exercise of any Warrants if the total number of shares of Common Stock issuable after such action upon the exercise of all of the then-outstanding Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation and available for

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

purpose of issuance upon such exercise, (iv) will not have any class of authorized common stock other than its existing authorized Common Stock, and (v) will not amend its Certificate of Incorporation to change any terms of its existing Common Stock (other than to increase the authorized number of shares of Common Stock, upon such approval as may be required by the Delaware General Corporation Law, as amended from time to time).

             (d) If the Company proposes, prior to the Expiration Date, to enter into a transaction that would constitute a Non-Surviving Combination, if consummated, the Company shall give written notice thereof to each of the Warrant Holders promptly after an agreement is reached with respect to the Non-Surviving Combination, but in any event no less than ten days prior to the consummation thereof. Such notice shall describe the proposed transaction in reasonable detail and specify the consideration to be received by the Warrant Holders in respect thereto and/or any adjustment to be made to the number of Warrant Shares obtainable upon the exercise of the Warrants as a result of such Non-Surviving Combination. The Company shall also furnish to each Warrant Holder all notices and materials furnished to its stockholders in connection with such transaction as and when such notices and materials are furnished to its stockholders. The Company agrees that it will not enter into an agreement providing for a Non-Surviving Combination or effect any such Non-Surviving Combination unless the party to such transaction that is the surviving entity thereof or the purchaser or purchasers of substantially all of the assets of the Company (the "Survivor") (i) shall be obligated to distribute or pay to each Warrant Holder, upon payment of the Exercise Price prior to the Expiration Date, the number of shares of stock or other securities or other property (including any cash) of the Survivor that would have been distributable or payable on account of the Warrant Shares if such Warrant Holder's Warrants had been exercised immediately prior to such Non-Surviving Combination (or, if applicable, the record date therefor), as such number of shares or other securities or other property may thereafter be adjusted pursuant to Section 11 and (ii) shall assume by written instrument all of the obligations of the Company under this Agreement and the Warrants.

         10. Obtaining of Governmental Approvals and Stock Exchange Listings/Registration Rights.

             (a) Subject, in the case of any registration under the Securities Act, to the limitations set forth in any registration rights or similar agreements, the Company will, at its own expense, from time to time take all action which may be necessary to obtain and keep effective any and all exemptions, permits, consents and approvals of governmental agencies and authorities which are or become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Shares, and all action which may be necessary so that such Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on each securities exchange, if any, on which the Common Stock is then listed.

             (b) The Warrant Shares shall be subject to the following registration rights: (i) the Warrant Shares will be included in the registration rights granted in connection with the first private placement of equity securities of the Company that closes prior to the maturity date of the Promissory Note (an "Equity Financing"), if more favorable than those granted under the Registration Rights Agreement (herein so called) dated as of June 25, 1999, between the Company and IEO Holdings Limited; or (ii) the Warrant Shares shall be entitled to the same

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

registration rights as "Registrable Securities," as defined and described in the Registration Rights Agreement. Upon request by Maker within 90 days after the Equity Financing (except with respect to the first Equity Financing occurring subsequent to the date hereof), which request shall provide a summary in reasonable detail of such Equity Financing, Payee will advise Maker as to whether the Warrant Shares will be subject to the registration rights granted in clause (i) or clause (ii) above.

         11. Adjustment of Number of Warrant Shares Purchasable. The number of shares of Common Stock purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 11 at any time or from time to time after the date hereof and prior to the Expiration Date.

             (a) If the Company (i) declares a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) splits or subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares,
(iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock, or (v) issues by reclassification of its Common Stock any shares of its Common Stock (including any such reclassification in connection with a merger or consolidation in which the Company is the surviving entity), then each Warrant outstanding at the time of the record date for such dividend or distribution or of the effective date of such split, subdivision, merger or combination shall thereafter entitle the holder of such Warrant to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, such holder would have owned or have become entitled to receive by virtue of such dividend, subdivision or combination. Such adjustment shall be made successively whenever any event listed above shall occur and, if a dividend which is declared is not paid, each Warrant outstanding shall again entitle the holder thereof to receive the number of shares of Common Stock as would have been the case had such dividend not been declared. If at any time, as a result of an adjustment made pursuant to this
Section 11(a), the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 11, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to such other shares.

             (b) If the Company shall issue any shares of Common Stock without consideration or at a price per share less than the greater of the Exercise Price or the Current Market Price Per Share of the Common Stock as at the date of such issuance, including any shares of Common Stock deemed to have been issued pursuant to this Section 11(b), but excluding any Exempted Securities (as defined herein), each Warrant outstanding on the date of such issuance shall thereafter entitle the holder of such Warrant to receive a number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock to which the holder of such Warrant was entitled immediately prior to such issuance and (y) the quotient that is obtained by dividing:


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

               the total number of shares of Common Stock outstanding immediately after such issuance (including any shares of Common Stock deemed to have been issued pursuant to this Section 11(b))

               by

               the sum of

               (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus

               (2) the number of shares of Common Stock which the aggregate consideration received (or deemed to be received) by the Company upon such issuance would purchase at such Current Market Price Per Share.

For purposes of any adjustment of the number of shares of Common Stock obtainable upon the exercise of any Warrants pursuant to this Section 11(b), the following provisions shall be applicable:

               (i) In the case of the issuance of Common Stock for cash, the consideration therefor shall be deemed to be the amount of cash paid therefor, without deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company in connection with the issuance or sale thereof.

               (ii) In the case of the issuance of Common Stock for a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by agreement between the holders of a majority of the Warrants outstanding and the Company or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by the Company and reasonably acceptable to the holders of a majority of the Warrants outstanding (in either case, the cost of which engagement will be borne by the Company). In the case of any issuance of Common Stock upon the exercise of any warrants, options or other rights or the conversion or exchange of any convertible or exchangeable securities, the aggregate consideration received by the Company upon such issuance shall be deemed to include the consideration, if any, received by the Company as consideration for the issuance of such warrants, options or rights or such convertible or exchangeable securities (excluding any cash received on account of accrued interest or accrued dividends) and, in the case of any conversion or exchange of securities, shall not include any amount attributable to the converted or exchanged securities. If any warrant, option or right to purchase or subscribe for any Common Stock or convertible securities is issued in connection with the issuance or sale of other securities by the Company, together comprising one integrated transaction in which no specific consideration is allocated to such warrant, option, right or security, such warrant, option, right or security shall be deemed to have been issued for no consideration.

               (iii) If (A) the Company shall issue warrants or options to purchase or rights to subscribe for Common Stock (other than Exempted Securities), and (B) the

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

          consideration, if any, received by the Company as consideration for the issuance of such warrants, options or rights plus the minimum aggregate consideration required to be paid upon exercise of such warrants, options or rights (the aggregate amount of such consideration (the "Aggregate Consideration") to be determined in each case as set forth above) shall be less than the product of the greater of the then Exercise Price or the Current Market Price Per Share on the date of such issuance multiplied by the maximum number of shares of Common Stock deliverable upon such exercise, then such aggregate maximum number of shares shall be deemed to have been issued at the time such warrants, options or rights were issued and for a consideration equal to the Aggregate Consideration.

               (iv) If (A) the Company shall issue (1) securities (other than Exempted Securities) which are by their terms convertible into or exchangeable for Common Stock or (2) warrants or options to purchase or rights to subscribe for any such convertible or exchangeable securities, and (B) the consideration received by the Company for any such securities or any such warrants, options or rights (excluding any cash received on account of accrued interest or accrued dividends) plus the minimum aggregate consideration (not including any amount attributed to the converted or exchanged securities), if any, to be received by the Company upon the conversion or exchange of such securities or upon the exercise of such warrants, options or rights and the conversion or exchange of the securities received upon such exercise, as the case may be (the total amount of such consideration (the "Total Consideration") to be determined in each case as set forth above), shall be less than the product of the greater of the then Exercise Price or the Current Market Price Per Share on the date of such issuance multiplied by the maximum number of shares deliverable upon conversion of or in exchange for such convertible or exchangeable securities or upon the exercise of any such warrants, options or rights and subsequent conversion or exchange thereof, then such securities, warrants, options or rights shall be deemed to have been exercised and/or converted or exchanged, and the aggregate maximum number of shares of Common Stock shall be deemed to have been issued at the time such securities, warrants, options or rights were issued for a consideration equal to the Total Consideration.

               (v) Upon any reduction in the exercise price of Common Stock deliverable upon exercise of any of such warrants, options or rights as are referred to in this Section 11(b) (for avoidance of doubt, excluding Exempted Securities) any reduction in the amount of consideration required to be paid or the conversion or exchange price or ratio payable upon conversion or exchange of any of such convertible or exchangeable securities, in each case other than a change resulting from any antidilution provisions thereof which are no more favorable in such instance to the holder thereof than the provisions of this Section 11 are to the Warrant Holders, (A) if an adjustment shall previously have been made pursuant to this Section 11(b) in respect of such warrants, options or rights or such securities, the number of shares of Common Stock obtainable upon the exercise of the Warrants shall forthwith be readjusted to such number of shares as would have obtained had the adjustment made upon the issuance of such warrants, options, rights or securities as have not been exercised, converted or exchanged prior to such change (or any prior adjustment made pursuant to this Section 11(b)(v)) been made upon the basis of such change, and (B) if an adjustment has not previously been made pursuant to this Section 11(b) in respect of such options or rights or such securities, then such warrants, options or rights or such securities shall be deemed to have been granted or issued (as the case may be) for purposes of this Section 11(b) as of the date of such reduction, and any adjustments required to be made pursuant to this
          Section 11(b) as a result of such deemed grant or issuance shall forthwith be made effective as of such date.

               (vi) All grants or issuances of options or other rights to acquire shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) issued to any officer, director or employee of the Company or of any Subsidiary of the Company or to members of the immediate family of any of them ("Management Options"), and all issuances of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) under or pursuant to such Management Options shall, for purposes of Section 11(b), be deemed to be granted and issued for no consideration except to the extent cash or notes are paid or payable therefor whether upon issuance or exercise. The foregoing shall not be applicable to the grant or issuance of Exempted Securities.

               (vii) If and when any Warrants shall be exercised as set forth herein, (A) if there shall be any outstanding warrants or options to purchase or rights to subscribe for shares of Common Stock or any outstanding warrants or options to purchase or rights to subscribe for or securities which are by their terms convertible into or exchangeable for Common Stock (in each case, other than Exempted Securities) which in each case would, if issued on the date of such Warrant exercise, result in an adjustment pursuant to either of Sections 11(b)(iii) or 11(b)(iv), then such warrants or options shall be deemed to have been exercised in full immediately prior to the exercise of such Warrants for a consideration equal to the aggregate consideration, if any, received by the Company upon the issuance of such warrants, options or rights plus the minimum aggregate consideration required to be paid upon exercise of such warrants, options or rights (the amount of such consideration to be determined in each case as set forth above), and (B) if there shall be any outstanding securities (other than Exempted Securities) which are by their terms convertible into or exchangeable for Common Stock at the time of such Warrant exercise or at any time thereafter which in each case would, if issued on the date of such Warrant exercise, result in an adjustment pursuant to Section 11(b)(iv), then such securities shall be deemed to have been converted or exchanged in full immediately prior to the exercise of such Warrants for a consideration equal to the aggregate consideration received by the Company for any such securities plus the minimum aggregate consideration (not including any amount attributed to the converted or exchanged securities), if any, required to be paid upon the conversion or exchange of such securities (the amount of such consideration to be determined in each case as set forth above); provided, however, that any adjustment made pursuant to this Section 11(b)(vii) shall only be made with respect to such Warrants as are then being exercised.

               (viii) Shares of Common Stock owned by or held for the account of the Company or any majority-owned Subsidiary shall not be deemed outstanding for the purpose of any computation made pursuant to this
          Section 11(b). Any adjustment required to be made pursuant to this
          Section 11(b) shall be made successively whenever the date of issuance or deemed issuance of any such Common Stock or any such options, rights or convertible or exchangeable securities is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed) and, in the event that (A) such shares or options, rights, warrants or convertible or exchangeable securities are not so issued, or (B) any such option, right, warrant or convertible or exchangeable security (or the conversion or exchange right thereunder) expires according to its terms without having been exercised, converted or exchanged, each Warrant outstanding shall, as of the date of cancellation of such issuance in the case of clause (A) above and the date of such expiration in the case of clause (B) above, entitle the holder thereof to receive the number of shares of Common Stock as would have been the case had the date of such issuance of such unissued options, rights, warrants or convertible or exchangeable securities not been fixed or such expired options, rights, warrants or convertible or exchangeable securities not been issued, as the case may be. If any adjustment is made pursuant to either of Section 11(b)(iii) or Section 11(b)(iv) upon the granting or issuance of any warrants, options or other rights or any convertible or exchangeable securities or any adjustment or readjustment is made pursuant to
          Section 11(b)(v), then any adjustment required to be made hereunder upon the exercise of any such warrants, options or other rights or upon the exchange or conversion of any such convertible or exchangeable securities (including any deemed exercise, conversion or exchange pursuant to Section 11(b)(vii)) shall be made only to the extent that the number of shares of Common Stock purchasable upon the exercise of a Warrant shall not previously have been increased pursuant to this Section 11(b) upon such grant or issuance (or upon such adjustment or readjustment made pursuant to Section 11(b)(v), if applicable).

               (ix) Upon the expiration of the right to convert or exchange any convertible securities, or upon the expiration of any rights, options or warrants, if such convertible securities shall have not been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of such convertible securities or upon exercise of any such rights, options or warrants shall no longer be computed as set forth above, and the number of Warrant Shares purchasable upon conversion of a Warrant shall be forthwith be readjusted, and thereafter the number of Warrant Shares which are purchasable on the exercise of a Warrant shall be that number which it would have been (but reflecting any other adjustments made pursuant to the provisions of this Section 11 after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the number of Warrant Shares upon the issuance of such convertible securities, rights, warrants or options been made on the basis of the issuance only of the number of shares of Common Stock actually issued upon conversion or exchange of such convertible securities or upon the exercise of such rights, options or warrants, and thereupon only the number of additional shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received shall be deemed to have been received by the Company.

               (x) The term "Exempted Securities" shall mean (i) shares of Common Stock issuable upon exercise of warrants and options to acquire Common Stock and which are outstanding as of the date hereof, (ii) shares of Common Stock issuable upon the exercise or conversion of Warrants or the conversion of the Note, (iii) shares of Common Stock or securities convertible into Common Stock, options, warrants or other rights to acquire Common Stock granted to employees, consultants or directors of the Company, and any issuances related to the exercise or conversion thereof, in each case as approved by the Board of Directors or a duly constituted committee thereof, (iv) shares of Common Stock or securities convertible into Common Stock issued to, options, warrants or other rights to acquire Common Stock granted to, and any issuances related to the exercise or conversion thereof by, vendors in connection with commercial arrangements, in each case where the issuance or grant of which is approved by the Board of Directors or a duly constituted committee thereof, and (v) shares of Common Stock or securities convertible into Common Stock issued, options, warrants or rights to acquire Common Stock granted, and any issuances related to the exercise or conversion thereof, in connection with establishing strategic partnerships and alliances, in each case where the issuance or grant of which is approved by the Board of Directors or a duly constituted committee thereof.

         (c) In the event of any capital reorganization of the Company, or of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or in case of the merger of the Company with or the consolidation of the Company with or into any other entity or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other entity, each Warrant shall after such capital reorganization, reclassification of Common Stock, merger, consolidation or sale be exercisable upon the terms and conditions specified in this Warrant, for the number of shares of stock or other securities or assets to which a holder of the number of Warrant Shares purchasable (at the time of such capital reorganization, reclassification of Common Stock, merger, consolidation or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of Common Stock, merger, consolidation or sale; and in any such case, if necessary, the provisions set forth in this Section 11 with respect to the rights thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants.

         (d) No adjustment in the number of Warrant Shares purchasable shall be required unless such adjustment would require an increase or decrease in the aggregate number of Warrant Shares purchasable of at least 1%; provided, however, that any adjustments which by reason of this Section 11(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest whole cent or to the nearest hundredth of a share, as the case may be.

         (e) Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrant, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of shares as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

         (f) If any question shall at any time arise with respect to the number of Warrant Shares purchasable following any adjustment pursuant to this Section 11, such question shall be determined by agreement between the holders of a majority of the Warrants and the Company or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by the Company (in either case, the cost of which engagement will be borne by the Company) and acceptable to the Company and the holders of a majority of Warrants, and such determination shall be binding upon the Company and all holders of Warrants.

         (g) Anything in this Section 11 to the contrary notwithstanding:

          (i) The Company shall be entitled to make such increases in the number of Warrant Shares purchasable upon the exercise of each Warrant, in addition to those adjustments required by this Section 11, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash or any shares of Common Stock at less than the greater of the Exercise Price or the Current Market Price Per Share, or any issuance wholly for cash or shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock or any stock dividend, or any issuance of rights, options or warrants referred to hereinabove in this Section 11, hereinafter made by the Company to the holders of its Common Stock shall not be taxable to them; and

          (ii) No adjustment in the number of Warrant Shares purchasable shall be required in the event the Company pays a cash dividend to holders of Common Stock.

         (h) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect against impairment of the rights set forth in Section 11 of the holder of any Warrants.

         12. Notices to Warrant Holders; Notices of Issuances and Dividends.

         (a) Whenever there is an adjustment in the number of Warrant Shares or other securities or assets to which each Warrant Holder is entitled, the Company shall promptly mail to all Warrant Holders a notice of adjustment. Such notice shall be accompanied by (i) a certificate briefly stating the facts requiring the adjustment and the manner of computing it and (ii) an Officer's Certificate which shall certify that the adjustment is correct.

         (b) If the Company takes any action that would require an adjustment in the number of Warrant Shares or other securities or assets to which each Warrant Holder is entitled pursuant to Section 11 or there is a liquidation or dissolution of the Company, the Company shall mail to all Warrant Holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, issuance, reclassification, merger, consolidation, transfer, voluntary or involuntary liquidation, or dissolution or the date on which such other action is to be effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such subdivision, combination, issuance, reclassification, merger, consolidation, transfer, liquidation, dissolution, winding up or other action. The Company shall mail such notice at least ten Business Days before the applicable record date or effective date, if any, or, if no such record date or effective date is specified, ten Business Days prior to taking such action. Failure to give the notice or any defect in it shall not affect the legality or validity or the transaction.

         13. Restrictions on Transfer.

         (a) The Holder (i) represents that it is an "accredited investor" within the meaning of the Securities Act and the rules and regulations promulgated thereunder, (ii) represents that it has received adequate information about the Company to determine the advisability of a purchase of the Company's securities, (iii) represents that it is acquiring the Warrants and will acquire any Warrant Shares for its own account for investment and not with a view to any distribution or public offering within the meaning of the Securities Act, except with respect to Warrant Shares, pursuant to the registration of the offer and sale thereof under the Securities Act, (iv) acknowledges that the Warrants and any Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act and (v) agrees that it will not sell or otherwise transfer any of its Warrants or Warrant Shares except pursuant to the terms and conditions specified herein and that it will cause any permitted transferee thereof to agree to take and hold the same subject to the terms and conditions specified herein (including, without limitation, Section 13(c)).

         (b) Except as provided in Section 13(d), each Warrant Certificate and each certificate for the Warrant Shares issued to the Holder or to a subsequent transferee thereof pursuant to Section 13(c) shall include a legend in substantially the following form (with such changes therein as may be appropriate to reflect whether such legend refers to Warrants or Warrant Shares); provided, however, that such legend shall not be required if such transfer is being made in connection with a sale which is exempt from registration pursuant to Rule 144 under the Securities Act or if the opinion of counsel referred to in Section 13(c) is to the further effect that neither such legend nor the restrictions on transfer in this Section 13 are required in order to ensure compliance with the Securities Act:

     THE WARRANTS AND SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF MARCH 2, 2000, BETWEEN THE COMPANY AND CERTAIN HOLDERS (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED OR RESTATED FROM TIME TO TIME), A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

         (c) Prior to (or promptly after, in the case of a transfer to an Affiliate) any assignment, transfer or sale of any Warrant or any Warrant Shares (other than a transfer among the Holder and/or its Affiliates), the holder thereof shall give written notice to the Company of such holder's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale and the identity of the proposed transferee. Each holder wishing to effect such a transfer of any Warrant or Warrant Shares shall also furnish to the Company an agreement by the transferee thereof that it is taking and holding the same subject to the terms and conditions specified herein and, unless the transferee is an affiliate (as defined in the Securities Exchange Act of 1934, as amended) of such holder, a written opinion of such holder's counsel, in form reasonably satisfactory to the Company, to the effect that the proposed transfer may be effected without registration under the Securities Act.

         (d) The restrictions set forth in this Section 13 shall terminate and cease to be effective with respect to any Warrants or Warrant Shares the offer and sale of which are registered under the Securities Act or upon receipt by the Company of an opinion of counsel knowledgeable as to securities matters, in form reasonably satisfactory to the Company, to the effect that compliance with such restrictions is not necessary in order to comply with the Securities Act with respect to the transfer of the Warrants and the Warrant Shares; provided, however, that after two years from the date of issuance of any Warrants (or such shorter period as may be provided by Rule 144(k) promulgated under the Securities Act), such restrictions shall automatically terminate with respect to the Holder if not an Affiliate of the Company (without the necessity of any opinion of counsel) as to such Warrants and as to any Warrant Shares issued in respect of such Warrants upon exercise of the Conversion Right set forth in
Section 6(b). Whenever such restrictions shall so terminate the holder of such Warrants and/or Warrant Shares shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), Warrant Certificates or certificates for such Warrant Shares not bearing the legend set forth in Section 13(b), at which time the Company will rescind any transfer restrictions relating thereto.

         14. Amendments and Waivers. Any provision of this Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Company and the holders of not less than a majority of the outstanding Warrants (or in the case of Section 13, the holders of a majority of the aggregate outstanding Warrants and Non-Public Warrant Shares, voting as a single group); provided, however, that (i) this Agreement may not be amended, supplemented or waived so as to increase the Exercise Price, reduce the number of Warrant Shares issuable upon exercise of any Warrants, or alter the period during which any Warrants may be exercised (except to provide for a later Expiration Date), in each case without the consent of the holders of all outstanding Warrants, and (ii) this Section 14 may not be amended or supplemented without the consent of the holders of all outstanding Warrants and Non-Public Warrant Shares, voting as a single group, and no waiver of the requirements of this Section 14 shall be binding upon any such holder without its consent.

         15. Specific Performance. The parties agree that irreparable damage will result in the event that the obligations of each party under this Agreement are not specifically enforced, and that any damages available at law for a breach of any such obligations would be inadequate. Therefore, the holders of the Warrants and/or Non-Public Warrant Shares and the Company shall have the right to seek specific performance by the Company and the holders of the Warrants and/or Non-Public Warrant Shares, respectively, of the provisions of this Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. The Company and the holders of the Warrants and/or Non-Public Warrant Shares hereby irrevocably waive, to the extent that each of them may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against such party for specific performance of this Agreement. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which may be available under this Agreement.

         16. Notices. Any notice, request, instruction or other document to be given under this Agreement after the date hereof by any party hereto to any other party shall be in writing and shall be deemed to have been duly given on the date of service if delivered personally or by telecopier with confirmed receipt, or on the third day after mailing if sent by certified mail, postage prepaid, at the addresses set forth below:

          If to or on the Company, addressed to the Company at the Warrant
     Office.

          If to or on a Warrant Holder or holder of Warrant Shares, addressed to such holder as such holder's name and address shall appear on the Warrant Register or the Common Stock registry of the Company, as the case may be.

         17. Binding Effect. This Agreement shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, the Holders, Affiliates of the Holders and the registered holders from time to time of the Warrants and the Warrant Shares.

         18. Continued Validity. A holder of Warrant Shares shall continue to be entitled with respect to such Warrant Shares to all rights and subject to all obligations to which it would have been entitled or subject as a Warrant Holder under Sections 13 through 20 of this Agreement. Such rights and obligations shall terminate as to any such holder upon the sale of the Warrant Shares held by such holder. The Company will, at the time of each exercise of any Warrant, in whole or in part, upon the request of the holder of the Warrant Shares issued upon such exercise thereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

         19. Governing Law. This Agreement and each Warrant Certificate shall be governed by and construed in accordance with the laws, other than choice of law rules, of the State of New York. The federal and state courts of competent jurisdiction located in New York County, New York, shall have personal jurisdiction over the parties to this Agreement, and no action to interpret or enforce this Agreement shall be instituted in any other jurisdiction. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to any suit, action or proceeding arising out of or relating to this Agreement being brought in the federal or state courts of competent jurisdiction located in New York County, New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company and the registered holders of the Warrants and the Warrant Shares any legal or equitable right, remedy or claim under this Agreement.

         21. Voting and Consents to be on an As-Converted Basis. Wherever this Agreement calls for the written consent or vote of any combinations of the holders of the Warrants or any of the Warrant Shares, voting as a single group, the Warrants shall be counted as if they had been exercised for Common Stock.

         22. Multiple Counterparts. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

         23. Entire Agreement. This Agreement contains the entire understanding of the parties relating to the subject matter contained herein and supersedes all prior agreements and understandings, written or oral, relating to the subject matter hereof.

         24. Headings; Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the entities or persons referred may require. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof nor affect in any way the meaning or interpretation of this Agreement. "Herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision. All references herein to any action(s) which are to be taken (or which are prohibited from being taken) by any Person, the Company or any Subsidiary shall apply to such Person, the Company or such Subsidiary, as the case may be, whether such action is taken directly or indirectly. All references herein to actions by the Company or any Subsidiary (including, without limitation, actions denoted by terms such as "create," "sell," "transfer" or "dispose of") mean such action whether voluntary or involuntary, by operation of law or otherwise.

         25. Exhibits and Schedules. All exhibits and schedules attached hereto are incorporated herein by reference.

         26. Severability. In the event that any provision contained herein shall be held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                      [the next page is the execution page]

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                                  COMPANY:

                                  i2v2.COM INC.


                                  By:
                                      ---------------------------------------
                                     Its:
                                           ----------------------------------


                                  HOLDER:

                                  eVENTURES GROUP, INC.


                                  By:  /s/ STUART CHASANOFF
                                      ---------------------------------------
                                     Its:  Vice President - Business Development
                                           ----------------------------------

                                   EXHIBIT A
                                       TO
                                WARRANT AGREEMENT

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF MARCH 2, 2000, BETWEEN THE COMPANY AND CERTAIN HOLDERS (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED OR RESTATED FROM TIME TO TIME), A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.


                               WARRANT CERTIFICATE

March 2, 2000                                               Certificate No.: W-1

         This Warrant Certificate certifies that _____________________ (the "Holder"), or registered assigns, is the registered holder of ________________ Warrants (the "Warrants") to purchase shares of common stock, par value $0.001 per share ("Common Stock"), of i2v2.com Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Company before 5:00 p.m., Dallas time, on the "Expiration Date" as defined in the Warrant Agreement, one fully paid and nonassessable share of Common Stock (the "Warrant Shares") to the extent set forth in the Warrant Agreement, at a price equal to the Exercise Price (as defined in the Warrant Agreement), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Company at 200 Church Street, Suite 401, New York, New York 10013, or such other address as the Company may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Company to convert the Warrants, in whole or in part and at any time or times, into Warrant Shares, by surrendering to the Company the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement.

         No Warrant may be exercised after the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after the Expiration Date.

         The Company may deem and treat the registered holder of the Warrants evidenced hereby as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by any person), for the purpose of any exercise hereof and of any distribution to the holder hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         Warrant Certificates, when surrendered at the office of the Company at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing, in the aggregate, a like number of Warrants.

         Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company at the above-mentioned address, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of March 2, 2000, between the Company and the Holder (as such Warrant Agreement may be supplemented, modified, amended or restated from time to time, the "Warrant Agreement"). The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders.

         IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer.

                                    i2v2.com Inc.


                                    By:
                                        ---------------------------------------
                                       Its:
                                             ----------------------------------

                          FORM OF ELECTION TO PURCHASE

                   (To be executed upon exercise of Warrants)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______________ Warrant Shares and herewith tenders payment for such Warrant Shares to the order of the Company in the amount of $ _______________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of____________________ whose address is _______________ and that such certificate be delivered to __________________________________ whose address is ___________________________________. If such number of Warrant
Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ____________________ whose address is _________________________________ and that such Warrant
Certificate be delivered to ____________________ whose address is ____________.







Signature:


-----------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


-----------------------------------------------
(Printed Name)

Date:
      -----------------------------------------

                          FORM OF NOTICE OF CONVERSION

                  (To be executed upon conversion of Warrants)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into _________ Warrant Shares in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of__________________________________ whose address is
______________________________________ and that such certificate be delivered to
___________________________ whose address is ___________________________________
_________________________________________. If such number of Warrant Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ______________________________ whose address is ___________________________________ and that such Warrant
Certificate be delivered to __________________________________ whose address is
_________________________________ .







Signature:


-----------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


-----------------------------------------------
(Printed Name)

Date:
      -----------------------------------------

                                    EXHIBIT B
                                       TO
                                WARRANT AGREEMENT


                                WARRANT REGISTER




Warrant            Original Number         Number of      Names and
Certificate        of Warrants and         Warrants       Addresses of
Number             Warrant Shares          Expired        Warrant Holders
-----------        ---------------         ---------      ---------------











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